Income Taxes - Summary of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Tax credits		$ 60	$ 395
Accounts receivable and allowances		661	1,424
Net operating loss carryforwards		6,254	7,233
Accrued expenses		5,927	5,486
Other		3,243	1,996
Valuation allowance (1)		16,145	16,534
Valuation allowance	[1]	(1,308)	(2,776)
Net deferred tax assets		14,837	13,758
Deferred tax liabilities:
Intangible assets		(92,083)	(79,153)
Property and equipment		(17,750)	(18,329)
Prepaid and other expenses		(1,723)	(837)
Total deferred tax liabilities		(111,556)	(98,319)
Total net deferred tax liability		$ (96,719)	$ (84,561)

[1]	{F|ahBzfndlYmZpbGluZ3MtaHJkcmoLEgZYTUxEb2MiXlhCUkxEb2NHZW5JbmZvOjg0NTViMTg5YmEyMDQyYTJhZTI1YzdkYzRjNDRlMjEwfFRleHRTZWxlY3Rpb246NTVGMDg0QjVDNzVCNTZFQ0IxNTRDMTZDRkNGRDRBRkUM}